American Airlines, Inc.

3219-02    Page 2

3219-02

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:                      Special Terms - Seats and In-flight Entertainment

Reference:	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All capitalized terms used but not defined in this Letter Agreement shall have the same meaning as defined in the Purchase Agreement.

1.Definitions.

1.1           “Covered Seats” shall mean those seats which are not otherwise identified in Exhibit A to the Purchase Agreement as Buyer Furnished Equipment.

1.2           “In-flight Entertainment (IFE) System” shall mean the IFE identified in the Detail Specification of the Aircraft, inclusive of the IFE software which is required to test and certify the IFE system on the Aircraft, but exclusive of IFE Customer Software.

1.3           “IFE Customer Software” shall mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE System.

2.	Applicability of the Provisions of Supplemental Exhibit CS1 to the Purchase Agreement.

2.1           Notwithstanding the provisions of Article 7.3 of Part 3 of Supplemental Exhibit CS1 to the Purchase Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2           Customer is hereby advised that the revision service for Materials does not include changes applicable to the Covered Seats and IFE System.

3.           Applicability of the Provisions of Exhibit C to the AGTA.

In lieu of the provisions of Part 4 of Exhibit C to the AGTA, the following warranty and patent and copyright indemnities will apply to Covered Seats and the IFE System:
“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

4.           IFE Customer Software.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC

By

Its

P.A. No. 3219 70820
Special Terms - Seats and In-flight Entertainment
BOEING PROPRIETARY